European Investor
 Presentation

Doug Biles, President & CEO
Dave LeMoine, VP Business Development

www.wescorpenergy.com

June 2009

OTCBB: WSCE

Smart Solutions for Oil & Gas Filed Operations

Safe Harbour Statement

This presentation may contain certain forward -looking statements within the meaning of the United States Securities Acts of 1933 and 1934 as amended regarding the investments and operations of Wescorp Energy Inc. While these statements represent our current judgment on matters presented, they are subject to certain risks and uncertainties that could cause actual results to differ materially from those presented herein. In addition to the factors that will be discussed to some extent within this presentation, important factors relating to our acquisition strategies, revenues, product development, business and operations are described in our filings with the Securities Exchange Commission which are available on the SEC website, our corporate website or directly from the Company.

All figures referred to throughout this presentation are in US Dollars.

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Our Mission

Wescorp Energy Inc. provides solutions on a global basis for conventional and unconventional oil and gas companies looking to solve tough operating challenges. We provide environmentally responsible technology solutions that enable our customers to reduce operating costs, increase operating efficiencies, increase production, meet government regulations and tap new sources of revenues, thus maximizing their return on invested capital.

The focus of this presentation is on Wescorp’s Environmental Remediation Technology –Total Fluid Solutions Inc.

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Market Issue
Oil and Gas Produced Water Challenge

Oil and gas production worldwide generates a tremendous amount of unwanted “produced water”– water that is contaminated naturally from the formation and artificially through oil and gas processing. It results in massive volumes of produced water, containing solids, sand, drill cuttings and organic and inorganic salts. Meeting local, state, provincial and federal environmental compliance is a challenging issue.

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Market Size

  The amount of produced water worldwide, in volume alone, is 3 times the amount of produced oil worldwide

  The world manages and/or disposes of more than 250 million barrels of produced water each and every day

  The annual cost associated is in excess of $500 Billion per year

Market Size
	vs.		Disposal Well

Oil Industry		Produced Water

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Market Size
World Heavy Oil Basins

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Associated Costs

•

On-shore produced water has to be shipped to its final location of either an injection or disposal site. Depending upon the situation and the specific strategy pursued, the associated costs of doing this can include one or more of the following*:

	–	Trucking fees—$1.10 per barrel per hour

	–	Water disposal to a (TRD) Treatment Recovery Disposal—$3.00 - $5.00 per barrel

	–	Water pre-treatment to (PW) Potable Water—$3.15 per barrel

	–	Water Injection—$2.40 per barrel

	–	Desalination of water—$5.10 per barrel

	–	Solids disposal to a TRD—up to $72.00 per barrel of solids. It takes many barrels of oil to produce 1 barrel of solids.

*Data provided by TRD industry.

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Conventional Oil Challenges and Market Competition

  Using current treating methods the produced water still contains hydrocarbons and solids

  Oil companies use massive amounts of fresh water for well stimulation to increase production

  Competitors include GE Zenon, Siemens, Veolia, US Filters, Wemco and GLR

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Our Environmental Remediation Technologies:
H2O Maxx and HCXT
Water/Oil/Solids Separation Solutions

  H2OMaxx separates oil from wastewater during production of hydrocarbons

  HCXT cleans and separates solids from hydrocarbons, water/drilling muds that result from drilling and production of oil/gas

 Technology

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Our Competitive Advantages

•	Significant economic impact – through reduction of operating costs:

	–	Transportation, well maintenance, operations, and environmental liabilities, and retained liability associated with the disposal of contaminated hydrocarbon solids

•	Conserves/reduces the use of fresh H2 O

•	Scalable integrated patented process technology

•	Provides an output stream of:

	–	Clean water

	–	Clean solids

	–	Marketable oil

•	Increases well productivity/life cycle

•	Can provide Kyoto credits through creation and use of nitrogen

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Our Competitive Advantage – Water/Oil/Solids Separation
H2O Maxx and HCXT - Process Results

Produced Water		Produced Solids

Before	After	Before	After

Technology		HCXT Technology

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How We Go To Market

  Wescorp Energy and Weatherford International Ltd signed a letter of intent for Weatherford to market, manufacture and sell Wescorp’s water remediation technology.

–   Weatherford is the world’s third largest oil and gas services company

–   In 2008 generated over 9.6 billion in revenues

–   In 2008 had an EBITDA of 2.7 billion

–   In 2008 Operating income was $2.0 billion

–   In 2008 Capital expenditures were $2.3 billion

–   Has over 49,000 employees in over 100 countries

–   Has over 800 worldwide service locations

–   Has 10 defined divisions

–   Does business with over 50% of the global E&P companies

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 Global Services

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Sales Process and Time-line

•	Two-Phase Approach

	–	Phase One—Weatherford

		•	Anticipated global license agreement with Weatherford – no binding commitment at this time

		•	Incorporate Weatherford's defined engineering project management processes

	–	Phase Two—Wescorp Direct

		•	In most cases design-to-build to commission is a 120-day process

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How We Earn Revenue

  Sales

  Rental on specific applications

  Leasing

  Operating

  Project management

  Commissioning

  Parts, labour and maintenance

  Project training

  Service support

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Management Team

Wescorp Energy’s management team has extensive deep oil and gas industry experience combined with extensive governmental and environmental experience

Doug Biles, P.Eng., President and CEO

35+ yrs International experience in the upstream hydrocarbon industry

  Kerr McGee Corporation: Managing Director, TransWorld TransOcean Drilling (UK) Ltd

  Operations Manager, Murphy Oil Company of Canada Ltd.

  Chief Executive Officer, Atlantic Caspian Resources

  Deputy Drilling Manager, Home Oil Company

Dave LeMoine, Vice President, Business Development

25+ yrs of National strategic sales and marketing, along with operational and process methodologies

  Past President of KTV Consulting Ltd.

  Ikon Office Solutions: Regional Vice President

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Board of Directors

Mark Norris, Chairman

  Former Minister of Economic Development for Alberta

  Currently President of GLG Consulting Ltd., a political/public energy policy think tank

  Mark is a well known Alberta businessman with extensive experience in both the private sector and government

Robert M. Nicolay, Director

  27+ yrs leadership in the energy industry

  Currently VP Business Development for Pengrowth Energy Trust – a $4.6 Billion Canadian income trust

  Former President and CEO of ENMAX Corporation, a large diverse energy utility company

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Board of Directors

Alf Comeau, Director

  Former president and CEO of AHC Holdings Inc. (AHC) an electrical engineering firm with over 100 employees, specializing in the design and installation of electrical and instrumentation control systems for various processing plants in the petroleum and petrochemical industries

  B.Sc. in Electrical Engineering from the University of Alberta in 1969 and is a member of APEGGA, an association of professional engineers.

Terry Mereniuk, Director and CFO

  Chartered Accountant and Certified Management Consultant with 25 years experience primarily in the areas of finance, financial structuring, taxation, internal reporting and external reporting

  B. Comm. from the University of Alberta in 1981

Doug Biles, Director and CEO (see prior slide for experience information)

Smart Solutions for Oil & Gas Filed Operations

Corporate Profile

Incorporation:	USA

Headquarters:	Calgary, Alberta and Houston, Texas

Listed:	OTCBB: WSCE

Shares Outstanding:	90 million shares (approx)

Fully Diluted:	105 million shares (approx)

Market Capitalization:	Approx. $30 Million

Management Shareholding:	18%

Wescorp Energy Inc. contact:	Investor Information contact:
Dave LeMoine	Mark Komonoski
VP, Business Development	Director, Investor Relations
Mobile: 1.780.221.6844	Toll Free: 1.877.255.8483
Email: dlemoine@wescorpenergy.com	Email: mk.tem@shaw.ca

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Summary

  A highly sensitive environmental market

  Providing the industry with solutions to many of their environmental challenges

  Generating recurring revenues

  Anticipating partnership with industry major

  $500 Billion annual market

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